ACQUISITIONS - Amperics Acquisition (Details) - USD ($)	Nov. 03, 2025	Jun. 30, 2026	Dec. 31, 2025	Dec. 31, 2024
ACQUISITIONS
Proprietary know-how and technical documents		$ 1,759,873	$ 1,887,398	$ 1,174,791
Amperics Holdings LLC
ACQUISITIONS
Asset acquisition, number of shares	84,375
Share price per unit	$ 10.24
Fair value total	$ 864,000
Asset acquisition, cash paid	0
Proprietary know-how and technical documents	864,000
Total assets acquired	$ 864,000
Identified intangible asset, Useful life	10 years